Exhibit 10.2

EMPLOYEE NONCOMPETITION,

NONDISCLOSURE AND DEVELOPMENTS AGREEMENT

                In consideration and as a condition of my employment by META Group, Inc., or any of its subsidiaries, subdivisions or affiliates, (“MG,” or the “Company”), and the compensation received by me from the Company from time to time, I hereby agree with the Company as follows:

                1.             During my employment by the Company, I will devote my full time and best efforts to the business of the Company and I further agree that during my employment by the Company and for a period of one (1) year thereafter, regardless of the reason for my termination of employment, I will not, directly or indirectly:

(i)                      alone or as a partner, joint venturer, consultant, officer, director, employee, agent, independent contractor or stockholder of any company or business organization, engage in any business activity and/or accept employment with any person or entity, which is or may be directly or indirectly in competition with the products or services being developed, planned, drafted, manufactured, marketed, distributed, sold or otherwise provided by the Company, including engaging in any business activity and/or accepting employment with any person or entity which competes with the Company by developing, marketing, selling or assisting others to develop, market or sell syndicated research services that are competitive with the services of MG existing or planned; provided, however, that the record or beneficial ownership by me of 5% or less of the outstanding publicly traded capital stock of any such company shall not be deemed, in and of itself, to be in violation of this Section 1;

(ii)                     employ, or assist any company or business organization by which I am employed or which is directly or indirectly controlled by me to employ, any person who is employed by the Company, or is an agent, representative or consultant of the Company, at any time during my employment or during the period of one (1) year thereafter, or in any manner seek to solicit or induce any such person to leave his or her employment with the Company, or assist in the recruitment of any such person; or

(iii)                    solicit or do business with any former or current client of the Company made known to me by MG during my employment with the Company on behalf of a business competitive with the Company.

                2.             I will not at any time, whether during or after the termination of my employment for any reason, reveal to any person or entity any Confidential Information (as defined herein), except as may be required in the ordinary course of performing my duties as an employee of the Company, and I shall keep secret all matters entrusted to me and shall not use or attempt to use any such information in any manner which may injure or cause loss or may be calculated to injure or cause loss, whether directly or indirectly, to the Company.

                The term "Confidential Information" shall mean any of the trade secrets or confidential information concerning the organization, business or finances of the Company or of any third party which the Company is under an obligation to keep confidential.  Such Confidential Information shall include, but is not limited to, trade secrets or confidential information respecting existing and future products and services, designs, methods, formulas, drafts of publications, research, know-how, techniques, systems, databases, processes, software programs, developments or experimental work, works of authorship, customer lists, business plans, marketing plans, projects, and all other plans and proposals.

                3.             I agree that during my employment I shall not make, use or permit to be used any Company Documentation (as defined herein) otherwise than for the benefit of the Company.  I further agree that I shall not, after the termination of my employment for any reason, use or permit others to use any such Company Documentation, it being agreed that all Company documentation shall be and remain the sole and exclusive property of the Company.  Immediately upon the termination of my employment for any reason I shall deliver all Company Documentation, and all copies thereof, to the Company, at its main office.

                The term "Company Documentation" shall mean notes, drafts, research, memoranda, manuscripts, reports, proposals, business plans, marketing plans, lists, correspondence, records, drawings, sketches, blueprints, specifications, software programs, data, documentation or other materials of any nature and in any form, whether written, printed, or in digital format or otherwise, relating to any matter within the scope of the business of the Company or concerning any of its dealings or affairs.

                4.             I agree that I will not, during my employment with the Company, improperly use or disclose any proprietary information or trade secrets of my former employers or of any other third parties, and that I will not bring onto the premises of the Company any unpublished document or any property belonging to my former employers or of any other third party, unless consented to in writing by said employers or third parties.

                5.             I recognize that the Company has received and in the future will receive from third parties their confidential or proprietary information subject to a duty on the Company’s part to maintain the confidentiality of such information and to use it only for certain limited purposes.  I agree that I owe the Company and such third parties, during the term of my employment and thereafter, regardless for the reason for my termination of employment, a duty to hold all such confidential or proprietary information in the strictest of confidence and not to disclose it to any person, entity or corporation (except as necessary in carrying out my work for the Company consistent with the Company’s agreement with such third party) or to use it for the benefit of anyone other than for the Company or such third party (consistent with the Company’s agreement with such third party) without the express written authorization of the Board of Directors of the Company.

                6.             If at any time or times during my employment, I shall (either alone or with others) make, conceive, create, discover, or reduce to practice any Development (as defined herein) that:  (a) relates to the business of the Company or any customer of or supplier to the Company or any of the products or services being developed, manufactured, marketed or sold by the Company or which may be used in relation therewith; or (b) results from tasks assigned to me by the Company; or (c) results from the use of premises or personal property (whether tangible or intangible) owned, leased or contracted for by the Company, such Developments and the benefits thereof are and shall immediately become the sole and absolute property of the Company and its assigns, as works made for hire or otherwise.  I shall promptly disclose to the Company (or any persons designated by it) each such Development.  I hereby assign any rights (including, but not limited to, any copyrights and trademarks) I may have or acquire in the Developments and benefits and/or rights resulting therefrom to the Company and its assigns without further compensation and shall communicate, without cost or delay, and without disclosing to others the same, all available information relating thereto (with all necessary plans, drafts, manuscripts, research and models) to the Company.

                The term "Developments" shall mean any modification, discovery, design, development, improvement, process, software program, software code, manuscript, work of authorship, work made for hire, derivative work, documentation, publication, formula, data, technique, know-how, trade secret or intellectual property right whatsoever or any interest therein (whether or not registrable under copyright, trademark or similar statutes (including but not limited to the Semiconductor Chip Protection Act) or subject to analogous protection).

                7.             I will also promptly disclose to the Company, and the Company hereby agrees to receive all such disclosures in confidence, any other modification, discovery, design, development, improvement, process, software program, software code, manuscript, documentation, publication, formula, data, technique, know-how, secret or intellectual property right whatsoever or any interest therein (whether or not registrable under copyright or similar statutes or subject to analogous protection) made, conceived, discovered, reduced to practice or possessed by me (either alone or with others) at any time or times during my employment for the purpose of determining whether they constitute “Developments," as defined in Paragraph 6.

                8.             I will, during my employment and at any time thereafter, regardless of the reason for the termination of my employment, at the request and cost of the Company, promptly sign, execute, make and do all such deeds, documents, acts and things as the Company and its duly authorized officers may reasonably require:

(a)       to apply for, obtain, register and vest in the name of the Company alone (unless the Company otherwise directs) copyrights, trademarks or other analogous protection in any country throughout the world and when so obtained or vested to renew and restore the same; and

(b)       to defend any judicial, opposition or other proceedings in respect of such applications and any judicial, opposition or other proceedings or petitions or applications for revocation of such copyright, trademark or other analogous protection.

                9.             In the event the Company is unable, after reasonable effort, to secure my signature on any application for copyright or trademark registration or other documents regarding any legal protection relating to a Development (as defined in Paragraph 6), whether because of my physical or mental incapacity or for any other reason whatsoever, I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney-in-fact, to act for and in my behalf and stead to execute and file any such application or applications or other documents and to do all other lawfully permitted acts to further the prosecution and issuance of copyright or trademark registrations or any other legal protection thereon with the same legal force and effect as if executed by me.

                10.           I agree to keep and maintain adequate and current written records of all Developments (as defined in Paragraph 6 hereto) made by me (solely or jointly with others) during the term of my employment with the Company.  The records will be in the form of notes, sketches, drawings, and any other format that may be specified by the Company at all times.

                11.           I agree to and consent to the use of my name, picture, signature, voice, image, and/or likeness by the Company.  Further, I waive all claims I have against the Company and its officers, employees, and agents arising out of the Company’s use, adaptation, reproduction, modification, distribution, exhibition, or other commercial exploitation of my name, picture, signature, voice, image, and/or likeness, including but not limited to right of privacy, right of publicity and celebrity, use of voice, name or likeness, defamation, and copyright infringement.  I further represent and warrant that I have not heretofore made any contract or commitment in conflict with this consent and waiver.

                12.           I agree that, at the time of leaving the employ of the Company for any reason, I will deliver to the Company (and will not keep in my possession or deliver to anyone else) any and all Company Documentation (as defined in Paragraph 3), keys, materials, equipment, devices, other documents or property, or reproductions of any aforementioned items belonging to the Company, its successors or assigns.  I further agree to return to or otherwise inform the Company of all means of access to any account, database, or computer system of the Company (whether personal to me or public, published or unpublished, standard or backdoor, including all account names, passwords, access codes, unique personal identification numbers, any code kept secret and any other means allowing employee access to Company data or documentation).

                13.           I agree that any breach of this Agreement by me will cause irreparable damage to the Company and that in the event of such breach the Company shall have, in addition to any and all remedies of law, the right to an injunction, specific performance or other equitable relief to prevent the violation of my obligations hereunder, without showing or proving actual damages or exhausting any Company remedy in the form of money damages and without having to post a bond or any other security.

                14.           I understand that this Agreement does not create an obligation on the Company or any other person to continue my employment.  I further acknowledge and agree that my employment is at-will, and that both I and the Company can terminate my employment without reason and at any time.

                15.           I represent that my performance of all of the terms of this Agreement and as an employee of the Company does not and will not breach any agreement to keep in confidence proprietary information acquired by me in confidence or in trust prior to my employment by the Company.  I have not entered into, and I agree I will not enter into, any agreement either written or oral in conflict herewith.

                16.           I further represent that if the representations set forth in the preceding paragraph are inapplicable, I have attached hereto a copy of each agreement, if any, which presently affects my compliance with the terms of this Agreement.  (Such copy specifies the other contracting party or employer, the date of such agreement, the date of termination of any employment.)  IF THERE ARE ANY SUCH AGREEMENTS, THE UNDERSIGNED SHOULD INITIAL HERE.  OTHERWISE IT WILL BE DEEMED THAT THERE ARE NO SUCH AGREEMENTS. ____.

                17.           Any waiver by the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of such provision or any other provision hereof.

                18.           This Agreement sets forth the entire agreement and understanding between the Company and me relating to the subject matter herein and supersedes all prior discussions, agreements and understandings between us respecting the subject matter hereof.  Any amendment to or modification of this Agreement, or any waiver of any provision hereof, must be in writing and signed by the Company.  Any subsequent change or changes in my duties, salary compensation or employment status will not affect the validity or scope of this Agreement.  Any waiver by the Company of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach thereof.

                19.     I hereby agree that each provision herein shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses of the Agreement.  Moreover, if one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to scope, activity, subject or otherwise so as to be unenforceable at law, such provision or provisions shall be construed by the appropriate judicial body by limiting or reducing it or them, so as to be enforceable to the maximum extent compatible with the applicable law as it shall then appear.  I hereby further agree that the language of all parts of this Agreement shall in all cases be construed as a whole according to its fair meaning and not strictly for or against any of the parties.

                20.           This Agreement shall be effective as of the date entered below.  My obligations under this Agreement shall survive the termination of my employment regardless of the reason of such termination and shall be binding upon my heirs, executors, administrators and legal representatives.

                21.           The Company shall have the right to assign this Agreement to its successors and assigns, and all covenants and agreements hereunder shall inure to the benefit of and be enforceable by said successors or assigns.

                22.           This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut and shall in all respects be interpreted, enforced and governed under the internal and domestic laws of such state, without giving effect to the principles of conflicts of laws of such state.  Any claims or legal actions by one party against the other arising out of the relationship between the parties contemplated herein (whether or not arising under this Agreement) shall be governed by the laws of the State of Connecticut and shall be commenced and maintained in any state or federal court located in Connecticut, and both parties hereby submit to the jurisdiction and venue of any such court.

                IN WITNESS WHEREOF, the undersigned has executed this Agreement as a sealed instrument as of the 11th day of September, 2001.

/s/ Michael Levine

Name:  Michael Levine

1204 Timberbrook Drive
Bedminster, NJ 07921
Address